UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	001-04743 (Commission File Number)	11-1362020 (I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 22, 2023, Standard Motor Products, Inc. (the “Company”) issued a press release announcing its financial results for the three months and year ended December 31, 2022.  A copy of such press release is furnished as Exhibit 99.1 hereto.

Such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On February 22, 2023, the Company issued a press release announcing operating segment changes beginning in the first quarter of 2023.  The press release references an investor presentation and a presentation of supplemental unaudited historical financial information under the new segment presentation for the years ended December 31, 2022 and 2021, and for each quarter of the years ended December 31, 2022 and 2021.  The Company did not operate under this new segment structure for any of these prior periods and will begin to report results under the new segment structure with its Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

The press release, investor presentation and supplemental information are being furnished as Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4 respectively.  Such press release, investor presentation and supplemental information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated February 22, 2023, announcing Standard Motor Products, Inc.’s financial results for the three months and year ended December 31, 2022.

99.2	Press release dated February 22, 2023, announcing Standard Motor Products, Inc.’s operating segment changes beginning in the first quarter of 2023.

99.3	Investor presentation dated February 22, 2023.

99.4
Resegmentation announcement dated February 22, 2023, including supplemental unaudited historical financial information for the years ended December 31, 2022 and 2021, and for each quarter of the years ended December 31, 2022 and 2021, recast under the new segment presentation.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

	By:	/s/ Nathan R. Iles
Nathan R. Iles
Chief Financial Officer

Date: February 22, 2023

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 22, 2023, announcing Standard Motor Products, Inc.’s financial results for the three months and year ended December 31, 2022.

99.2	Press release dated February 22, 2023, announcing Standard Motor Products, Inc.’s operating segment changes beginning in the first quarter of 2023.

99.3	Investor presentation dated February 22, 2023.

99.4
Resegmentation announcement dated February 22, 2023, including supplemental unaudited historical financial information for the years ended December 31, 2022 and 2021, and for each quarter of the years ended December 31, 2022 and 2021, recast under the new segment presentation.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.